                                Two World Trade Center, New York, New York 10048

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 2000

DEAR SHAREHOLDER:

During the 12-month period ended July 31, 2000, the U.S. equity market experienced an increase in market volatility. From the beginning of the period through March 2000, the market's performance was dominated by a concentrated group of companies within the technology, telecommunications and biotech industries. The best-performing stocks were generally those that had the highest price/earnings valuations and those with no earnings; hardly the haven for value investors. Following increased concerns about inflation, rising oil and gas prices and impending interest rate increases, the Nasdaq began to correct in March, exhibiting a strong and sudden reversal of the performance trends seen during the previous several months.

Since March, small-cap value funds, which had been out of favor since 1998, have posted strong performance numbers relative to other types of equity funds and the major market indexes. Even taking this recent rally into account, the one-year performance of the Russell 2000 Index's small-cap value component still pales relative to its small-cap growth counterpart. However, value's outperformance over the last few months has narrowed the gap between the two segments.


PERFORMANCE

For the 12-month period ended July 31, 2000, Morgan Stanley Dean Witter Special Value Fund's Class B shares posted a total return of 7.53 percent compared to
13.77 percent for the Russell 2000 Index. For the same period, the Fund's Class A, C and D shares posted total returns of 8.32 percent, 7.52 percent and 8.56 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the Russell 2000 Index.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 2000, continued

The Fund's underperformance relative to the Russell 2000 Index during the period was reflective of the difficult environment experienced by small-cap value stocks during the first eight months of the period. For the fiscal year, technology, telecommunications, and biotechnology accounted for 71 percent of the Russell 2000 Index's return while 7 of its 12 industry groups posted negative returns for the year. Because of the Fund's strict valuation methodology, its allocation to the high-growth sectors declined over the fiscal year, as we sold companies when they reached valuation levels we could not justify.

Like other value-oriented funds, the Fund was hurt by its overweighting relative to the Russell 2000 in financials, which underperformed during the period. At the same time, our stock selection within that sector has generally been positive. Catastrophic-reinsurance company Renaissance Re, the Fund's largest holding at 5.38 percent of net assets, was up 31 percent for the fiscal year.


PORTFOLIO STRATEGY

The Fund continues to follow a bottom-up, value-oriented investment strategy that focuses on stock selection rather than sector selection. The Fund looks for companies that the portfolio manager believes are underpriced, selling at low values relative to earnings, free cash flow, book value and asset value. However, beyond merely investing in attractively priced companies, the portfolio manager seeks to identify catalysts that may lead to better market valuations for these companies.

Over the past year we have been focusing our investments in small companies that are proactively addressing e-commerce and business-to-business initiatives. We believe that many of these companies are undervalued because they are considered part of the old economy, when in fact they are using the Internet to potentially enhance their earning power, growth and cost structure. During recent periods of market weakness, we have opportunistically bought technology and telecommunications companies that momentum investors were dumping to reduce their technology exposure.


LOOKING AHEAD

Given their prolonged underperformance relative to growth stocks, we believe that small-cap value stocks may currently offer investors some relative stability in today's volatile market environment. Furthermore, we believe that the Fund's intense fundamental research, resulting in a portfolio of approximately 70 to 75 companies, as well as our strict adherence to our buy/sell valuation criteria, will contribute positively to the Fund's performance over the long term.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 2000, continued

We appreciate your ongoing support of Morgan Stanley Dean Witter Special Value Fund and look forward to continuing to serve your investment needs.


Very truly yours,





/s/ C. Fiumefreddo                          /s/ Mitchell M. Merin

                                            MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO
                                            President
Chairman of the Board

MORGAN STANLEY DEAN WITTER SPECIAL VALUE
FUND PERFORMANCE July 31, 2000

                           GROWTH OF $10,000 CLASS B

               Date                  Total                 Russell 2000
               ----                  -----                 ------------

        October 29, 1996             10,000                    10,000
         July 31, 1997               12,241                    12,323
         July 31, 1998               12,488                    12,608
         July 31, 1999               13,005                    13,542
         July 31, 2000               13,784(3)                 15,407

                        ---- Fund      ---- Russell 2000 (4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                      CLASS A SHARES*
------------------------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             8.32%(1)        2.63%(2)
From Inception (7/28/97)           5.63%(1)        3.75%(2)



                      CLASS B SHARES**
-------------------------------------------------------------
PERIOD ENDED 7/31/00
---------------------------
1 Year                              7.53%(1)        2.53%(2)
From Inception (10/29/96)           9.35%(1)        8.93%(2)



                      CLASS C SHARES+
------------------------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             7.52%(1)        6.52%(2)
From Inception (7/28/97)           4.87%(1)        4.87%(2)



             CLASS D SHARES++
---------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             8.56%(1)
From Inception (7/28/97)           5.85%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% sales charge (CDSC), assuming a complete redemption on July 31, 2000.
(4) The Russell 2000 Index is a capitalization-weighted index, which is comprised of 2000 of the smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 2000




NUMBER OF
  SHARES                                                           VALUE
----------                                                     ------------
                    COMMON STOCKS (92.0%)
                    Advertising (1.4%)
 45,000             Getty Images, Inc.* ....................   $  1,628,437
 65,000             Netratings, Inc.* ......................      1,308,125
                                                               ------------
                                                                  2,936,562
                                                               ------------
                    Air Freight/Delivery Services (2.6%)
110,000             Circle International Group, Inc. .......      3,107,500
175,000             Fritz Companies, Inc.* .................      2,603,125
                                                               ------------
                                                                  5,710,625
                                                               ------------
                    Airlines (0.3%)
 25,000             Midwest Express Holdings, Inc.*.........        587,500
                                                               ------------
                    Apparel (1.3%)
127,100             Kellwood Co. ...........................      2,843,862
                                                               ------------
                    Beverages - Non-Alcoholic (0.4%)
225,000             Packaged Ice Inc.* .....................        843,750
                                                               ------------
                    Canadian Oil & Gas (0.8%)
490,000             Hurricane Hydrocarbons Ltd.
                    (Class A) (Canada)* ....................      1,812,363
                                                               ------------
                    Casino/Gambling (0.8%)
430,500             GameTech International, Inc.* ..........      1,789,266
                                                               ------------
                    Catalog/Specialty Distribution (0.4%)
150,000             1-800-Flowers.com, Inc. (Class A)*......        895,312
                                                               ------------
                    Clothing/Shoe/Accessory Stores (2.7%)
225,000             Charming Shoppes, Inc.* ................      1,265,625
 50,000             Men's Wearhouse, Inc. (The)* ...........      1,296,875
155,000             Ross Stores, Inc. ......................      2,383,125
 60,000             Venator Group, Inc.* ...................        847,500
                                                               ------------
                                                                  5,793,125
                                                               ------------
                    Construction/Agricultural
                    Equipment/Trucks (1.8%)
230,000             Terex Corp.* ...........................      3,795,000
                                                               ------------
                    Consumer Electronics/
                    Appliances (0.6%)
 20,000             Harman International Industries,
                    Inc. ...................................      1,265,000
                                                               ------------
                    Containers/Packaging (2.3%)
 96,500             Aptargroup, Inc. .......................      2,406,469
206,000             Gaylord Container Corp.
                    (Class A)* .............................        540,750
178,000             Packaging Corp. of America* ............      2,024,750
                                                               ------------
                                                                  4,971,969
                                                               ------------


NUMBER OF
  SHARES                                                           VALUE
----------                                                     ------------
                    Discount Chains (0.2%)
100,000             Bradlees, Inc.* ........................   $    362,500
                                                               ------------
                    Diversified Commercial
                    Services (0.7%)
208,600             GP Strategies Corp.* ...................      1,173,375
 16,100             MAXIMUS, Inc.* .........................        384,387
                                                               ------------
                                                                  1,557,762
                                                               ------------
                    Diversified Electronic
                    Products (5.6%)
260,000             Fargo Electronics Inc.* ................      2,015,000
807,000             Paxar Corp.* ...........................      9,986,625
                                                               ------------
                                                                 12,001,625
                                                               ------------
                    Diversified Manufacturing (2.2%)
182,500             Ametek, Inc. ...........................      3,798,281
 50,000             Valmont Industries, Inc. ...............      1,015,625
                                                               ------------
                                                                  4,813,906
                                                               ------------
                    E.D.P. Services (0.3%)
 50,000             Complete Business Solutions, Inc.*              637,500
                                                               ------------
                    Electrical Products (1.9%)
115,000             Cable Design Technologies Corp.*........      4,053,750
                                                               ------------
                    Electronic Components (1.0%)
 60,000             Artesyn Technologies, Inc.* ............      2,040,000
                                                               ------------
                    Electronic Distributors (1.1%)
 85,000             Anixter International, Inc.* ...........      2,470,312
                                                               ------------
                    Industrial Machinery/Components (1.2%)
200,000             Denison International PLC (ADR)
                    (United Kingdom)* ......................      2,600,000
                                                               ------------
                    Industrial Specialties (1.2%)
 73,000             Rogers Corp.* ..........................      2,609,750
                                                               ------------
                    Insurance Brokers/Services (3.3%)
257,700             Corvel Corp.* ..........................      7,086,750
                                                               ------------
                    Internet Services (0.2%)
 20,000             Ask Jeeves, Inc.* ......................        362,500
                                                               ------------
                    Life Insurance (1.3%)
115,000             Annuity and Life Re (Holdings),
                    Ltd. ...................................      2,831,875
                                                               ------------
                    Medical Equipment & Supplies (4.2%)
270,000             DENTSPLY International, Inc. ...........      9,129,375
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 2000, continued




NUMBER OF
  SHARES                                                          VALUE
---------                                                     ------------
                    Medical Specialties (5.8%)
121,300             CONMED Corp.* .........................   $  1,622,387
 92,700             Invacare Corp. ........................      2,143,687
130,900             Orthofix International N.V.* ..........      2,601,637
300,000             ProMedCo Management Co.* ..............        403,125
195,400             Scott Technologies, Inc. * ............      3,761,450
100,000             Sybron International Corp.* ...........      2,081,250
                                                              ------------
                                                                12,613,536
                                                              ------------
                    Military/Gov't/Technical (5.0%)
153,000             Alliant Techsystems, Inc.* ............     10,824,750
                                                              ------------
                    Natural Gas (3.9%)
166,500             MDU Resources Group, Inc. .............      3,871,125
180,000             Washington Gas Light Co. ..............      4,432,500
                                                              ------------
                                                                 8,303,625
                                                              ------------
                    Oil & Gas Production (3.7%)
 68,100             Evergreen Resources, Inc.* ............      1,864,238
165,000             Forest Oil Corp.* .....................      2,124,375
225,000             Santa Fe Snyder Corp.* ................      2,250,000
 61,000             St. Mary Land & Exploration Co.........      1,826,188
                                                              ------------
                                                                 8,064,801
                                                              ------------
                    Oil/Gas Transmission (1.0%)
115,000             Western Gas Resources, Inc. ...........      2,098,750
                                                              ------------
                    Other Consumer Services (3.3%)
123,600             Ambassadors International, Inc.*.......      2,025,881
175,000             Chemed Corp. ..........................      5,042,188
                                                              ------------
                                                                 7,068,069
                                                              ------------
                    Other Telecommunications (0.6%)
 35,000             Asia Satellite Telecommunications
                    Holdings Ltd. (ADR) (Hong Kong)              1,174,688
                                                              ------------
                    Package Goods/Cosmetics (1.5%)
262,000             Playtex Products, Inc.* ...............      3,176,750
                                                              ------------
                    Property - Casualty Insurers (6.2%)
250,000             RenaissanceRe Holdings, Ltd.
                    (Bermuda) .............................     11,640,625
105,000             Trenwick Group Inc. ...................      1,850,625
                                                              ------------
                                                                13,491,250
                                                              ------------
                    Railroads (0.9%)
214,000             RailWorks Corp.* ......................      1,979,500
                                                              ------------


NUMBER OF
  SHARES                                                         VALUE
---------                                                    -------------
                    Real Estate Investment Trusts (6.6%)
125,000             Alexandria Real Estate Equities,
                    Inc. ..................................   $  4,476,563
125,000             INDYMAC Bancorp Inc.* .................      2,140,625
402,800             Mid-Atlantic Realty Trust .............      4,380,450
105,000             Parkway Properties, Inc. ..............      3,360,000
                                                              ------------
                                                                14,357,638
                                                              ------------
                    Rental/Leasing Companies (0.3%)
100,000             Willis Lease Finance Corp.* ...........        662,500
                                                              ------------
                    Semiconductors (0.4%)
 16,000             Intersil Holding Corp. (Class A)*......        917,000
                                                              ------------
                    Services to the Health Industry (3.1%)
235,440             Morrison Management Specialists,
                    Inc. ..................................      6,783,615
                                                              ------------
                    Smaller Banks (2.0%)
200,000             Banknorth Group, Inc. .................      3,062,500
 55,400             Texas Regional Bancshares, Inc.
                    (Class A) .............................      1,319,213
                                                              ------------
                                                                 4,381,713
                                                              ------------
                    Specialty Chemicals (1.1%)
168,800             TETRA Technologies, Inc.* .............      2,342,100
                                                              ------------
                    Specialty Foods/Candy (3.2%)
189,100             American Italian Pasta Co.
                    (Class A)* ............................      3,734,725
216,000             J & J Snack Foods Corp.* ..............      3,213,000
                                                              ------------
                                                                 6,947,725
                                                              ------------
                    Specialty Insurers (1.3%)
264,100             CNA Surety Corp. ......................      2,872,088
                                                              ------------
                    Specialty Steels (0.8%)
100,000             Quanex Corp. ..........................      1,800,000
                                                              ------------
                    Steel/Iron Ore (0.5%)
 43,700             Cleveland-Cliffs, Inc. ................      1,084,306
                                                              ------------
                    Textiles (0.3%)
 85,000             Polymer Group, Inc. ...................        653,438
                                                              ------------
                    Water Supply (0.7%)
 52,600             American States Water Co. .............      1,584,575
                                                              ------------
                    TOTAL COMMON STOCKS
                    (Cost $184,130,694)....................    198,984,356
                                                              ------------



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 2000, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                               VALUE
-----------                                          ------------
              CONVERTIBLE BOND (0.5%)
$ 1,200       Charming Shoppes, Inc. 7.50%
              due 07/15/06 (Cost $1,070,888)......   $  1,092,756
                                                     ------------
              SHORT-TERM INVESTMENTS (7.3%)
              U.S. GOVERNMENT AGENCY (a) (6.9%)
 15,000       Federal Home Loan Banks 6.43%
              due 08/01/00 (Cost $15,000,000)          15,000,000
                                                     ------------
              REPURCHASE AGREEMENT (0.4%)
    878       The Bank of New York 6.50%
              due 08/01/00 (dated 07/31/00;
              proceeds $877,820) (b)
              (Cost $877,661).....................        877,661
                                                     ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $15,877,661)..................     15,877,661
                                                     ------------


TOTAL INVESTMENTS
(Cost $201,079,243) (c).........       99.8%     215,954,773
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................        0.2          376,771
                                      -----      -----------
NET ASSETS .....................      100.0%    $216,331,544
                                      =====     ============

--------------------------------
ADR            American Depository Receipt.
*              Non-income producing security.
(a)            Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)            Collateralized by $882,599 U.S. Treasury Note 5.875% due
               02/15/04 valued at $895,217.
(c)            The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $30,206,655 and the aggregate gross unrealized depreciation is $15,331,125, resulting in net unrealized appreciation of $14,875,530.


                       SEE NOTES TO FINANCIAL STATEMENts

Morgan Stanley Dean Witter Special Value Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000


ASSETS:
Investments in securities, at value
  (cost $201,079,243) .............................................    $215,954,773
Receivable for:
   Investments sold ...............................................       1,448,339
   Shares of beneficial interest sold .............................       1,288,407
   Dividends ......................................................          66,875
Deferred organizational expenses ..................................          44,568
Prepaid expenses and other assets .................................          38,508
                                                                       ------------
   TOTAL ASSETS ...................................................     218,841,470
                                                                       ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................       1,960,724
   Plan of distribution fee .......................................         177,107
   Shares of beneficial interest repurchased ......................         164,809
   Investment management fee ......................................         137,343
Accrued expenses and other payables ...............................          69,943
                                                                       ------------
   TOTAL LIABILITIES ..............................................       2,509,926
                                                                       ------------
   NET ASSETS .....................................................    $216,331,544
                                                                       ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $207,822,768
Net unrealized appreciation .......................................      14,875,530
Accumulated undistributed net investment income ...................         148,748
Accumulated net realized loss .....................................      (6,515,502)
                                                                       ------------
   NET ASSETS .....................................................    $216,331,544
                                                                       ============
CLASS A SHARES:
Net Assets ........................................................      $7,105,030
Shares Outstanding (unlimited authorized, $.01 par value) .........         602,492
   NET ASSET VALUE PER SHARE ......................................          $11.79
                                                                             ======
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) ..............          $12.44
                                                                             ======
CLASS B SHARES:
Net Assets ........................................................    $202,446,365
Shares Outstanding (unlimited authorized, $.01 par value) .........      17,593,326
   NET ASSET VALUE PER SHARE ......................................          $11.51
                                                                             ======
CLASS C SHARES:
Net Assets ........................................................      $4,905,387
Shares Outstanding (unlimited authorized, $.01 par value) .........         425,746
   NET ASSET VALUE PER SHARE ......................................          $11.52
                                                                             ======
CLASS D SHARES:
Net Assets ........................................................      $1,874,762
Shares Outstanding (unlimited authorized, $.01 par value) .........         157,952
   NET ASSET VALUE PER SHARE ......................................          $11.87
                                                                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 2000


NET INVESTMENT INCOME:
INCOME
Dividends (net of $1,350 foreign withholding tax) .........      $3,475,396
Interest ..................................................       1,145,942
                                                                -----------
   TOTAL INCOME ...........................................       4,621,338
                                                                -----------
EXPENSES
Plan of distribution fee (Class A shares) .................          15,173
Plan of distribution fee (Class B shares) .................       2,207,883
Plan of distribution fee (Class C shares) .................          44,541
Investment management fee .................................       1,749,834
Transfer agent fees and expenses ..........................         285,698
Professional fees .........................................          78,742
Registration fees .........................................          72,560
Shareholder reports and notices ...........................          58,899
Organizational expenses ...................................          35,923
Custodian fees ............................................          20,849
Trustees' fees and expenses ...............................          11,191
Other .....................................................           9,965
                                                                -----------
   TOTAL EXPENSES .........................................       4,591,258
                                                                -----------
   NET INVESTMENT INCOME ..................................          30,080
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .........................................      (4,983,260)
Net change in unrealized depreciation .....................      17,020,664
                                                                -----------
   NET GAIN ...............................................      12,037,404
                                                                -----------
NET INCREASE ..............................................     $12,067,484
                                                                ===========



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED              ENDED
                                                          JULY 31, 2000      JULY 31, 1999
                                                         ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $     30,080      $   (502,469)
Net realized loss ....................................     (4,983,260)          (23,565)
Net change in unrealized depreciation ................     17,020,664         4,383,296
                                                         ------------      ------------
   NET INCREASE ......................................     12,067,484         3,857,262
                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................         (3,427)         (748,492)
Class B shares .......................................       (110,185)      (36,928,990)
Class C shares .......................................         (2,468)         (560,902)
Class D shares .......................................         (1,412)          (64,041)
                                                         ------------      ------------
   TOTAL DISTRIBUTIONS ...............................       (117,492)      (38,302,425)
                                                         ------------      ------------

Net decrease from transactions in shares of beneficial
  interest ...........................................    (78,453,260)      (69,094,754)
                                                         ------------      ------------
   NET DECREASE ......................................    (66,503,268)     (103,539,917)
NET ASSETS:
Beginning of period ..................................    282,834,812       386,374,729
                                                         ------------      ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $148,748 and $33,585, respectively) ...............   $216,331,544      $282,834,812
                                                         ============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Special Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic equity securities of small capitalization companies. The Fund was organized as a Massachusetts business trust on June 21, 1996 and commenced operations on October 29, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of $179,229 which was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of daily net assets exceeding $500 million.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,797,699 at July 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.98%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $2,671, $713,785 and $2,331, respectively and received $22,004 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2000 aggregated $149,278,317 and $217,632,611, respectively.

For the year ended July 31, 2000, the Fund incurred brokerage commissions of $48,639 with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund

For the year ended July 31, 2000, the Fund incurred brokerage commissions of $5,750 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $4,000.


5. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,353,000 during fiscal 2000.

As of July 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to tax adjustments on real estate investment trusts sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $253,422, accumulated net realized loss was credited $168,339 and accumulated undistributed net investment income was credited $85,083.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                   FOR THE YEAR                      FOR THE YEAR
                                                      ENDED                             ENDED
                                                  JULY 31, 2000                     JULY 31, 1999
                                        ---------------------------------- --------------------------------
                                             SHARES            AMOUNT            SHARES          AMOUNT
                                        ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ..................................        743,193    $    7,984,430          963,374    $    9,880,837
Reinvestment of distributions .........            308             3,364           75,716           743,536
Redeemed ..............................       (755,160)       (8,073,321)      (1,046,979)      (10,827,716)
                                              --------    --------------       ----------    --------------
Net decrease - Class A ................        (11,659)          (85,527)          (7,889)         (203,343)
                                              --------    --------------       ----------    --------------
CLASS B SHARES
Sold ..................................      3,426,579        37,060,879        5,320,075        54,845,651
Reinvestment of distributions .........          9,555           102,041        3,522,840        34,206,767
Redeemed ..............................    (11,049,325)     (115,616,179)     (15,819,028)     (158,291,490)
                                           -----------    --------------      -----------    --------------
Net decrease - Class B ................     (7,613,191)      (78,453,259)      (6,976,113)      (69,239,072)
                                           -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ..................................        194,982         2,045,906          219,871         2,236,613
Reinvestment of distributions .........            221             2,365           56,098           544,707
Redeemed ..............................       (232,333)       (2,430,797)        (221,117)       (2,179,796)
                                           -----------    --------------      -----------    --------------
Net increase (decrease) - Class C .....        (37,130)         (382,526)          54,852           601,524
                                           -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ..................................        992,507        10,550,632          993,032        10,206,536
Reinvestment of distributions .........             22               244              832             8,206
Redeemed ..............................       (950,517)      (10,082,824)      (1,001,549)      (10,468,605)
                                           -----------    --------------      -----------    --------------
Net increase (decrease) - Class D .....         42,012           468,052           (7,685)         (253,863)
                                           -----------    --------------      -----------    --------------
Net decrease in Fund ..................     (7,619,968)   $  (78,453,260)      (6,936,835)   $  (69,094,754)
                                           ===========    ==============      ===========    ==============

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                           FOR THE PERIOD
                                                                 FOR THE YEAR ENDED JULY 31                JULY 28, 1997*
                                                      -------------------------------------------------       THROUGH
                                                            2000               1999             1998       JULY 31, 1997
                                                      ----------------   ----------------   -----------   ---------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $10.89             $11.68          $12.21           $12.10
                                                           ------             ------          ------           ------
Income from investment operations:
 Net investment income ............................          0.08               0.06            0.03                -
 Net realized and unrealized gain .................          0.83               0.38            0.32             0.11
                                                           ------             ------          ------           ------
Total income from investment operations ...........          0.91               0.44            0.35             0.11
                                                           ------             ------          ------           ------
Less distributions from net realized gain .........        (0.01)              (1.23)          (0.88)               -
                                                           ------             ------          ------           ------
Net asset value, end of period ....................        $11.79             $10.89          $11.68           $12.21
                                                           ======             ======          ======           ======
TOTAL RETURN+ .....................................          8.32%              4.94%           2.79%            0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.23%(3)          1.22%(3)         1.20%            1.20%(2)
Net investment income .............................          0.75%(3)          0.59%(3)         0.25%            2.27%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $7,105            $6,689           $7,265              $10
Portfolio turnover rate ...........................            69%               74%             123%              57%(1)

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JULY 31                   OCTOBER 29, 1996*
                                                    -------------------------------------------------------         THROUGH
                                                           2000                 1999               1998         JULY 31, 1997**
                                                    ------------------   ------------------   -------------   ------------------
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............           $10.71               $11.59            $12.21             $10.00
                                                            ------               ------            ------             ------
Income (loss) from investment operations:
 Net investment loss ............................               -                 (0.02)            (0.05)                 -
 Net realized and unrealized gain ...............             0.81                 0.37              0.31               2.24
                                                            ------               ------            ------             ------
Total income from investment operations .........             0.81                 0.35              0.26               2.24
                                                            ------               ------            ------             ------
Less dividends and distributions from:
 Net investment income ..........................               -                    -                 -               (0.01)
 Net realized gain ..............................            (0.01)               (1.23)            (0.88)             (0.02)
                                                            ------               ------            ------             ------
Total dividends and distributions ...............            (0.01)               (1.23)            (0.88)             (0.03)
                                                            ------               ------            ------             ------
Net asset value, end of period ..................           $11.51               $10.71            $11.59             $12.21
                                                            ======               ======            ======             ======
TOTAL RETURN+ ...................................             7.53 %               4.14 %            2.02 %            22.41 %(1)
                                                            ======               ======            ======             ======
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             2.00 %(3)            1.99 %(3)         1.94 %             2.01 %(2)
Net investment loss .............................            (0.02)%(3)           (0.18)%(3)        (0.36)%            (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $202,446             $269,916          $372,933           $280,288
Portfolio turnover rate .........................               69 %                 74 %             123 %               57 %(1)

--------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated
      Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                              FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JULY 31                  JULY 28, 1997*
                                                      ---------------------------------------------------         THROUGH
                                                            2000                1999              1998         JULY 31, 1997
                                                      ----------------   ------------------   -----------   ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $10.72              $11.59           $12.21           $12.10
                                                           ------              ------           ------           -------
Income (loss) from investment operations:
 Net investment loss ..............................             -               (0.01)           (0.06)             -
 Net realized and unrealized gain .................          0.81                0.37             0.32              0.11
                                                           ------              ------           ------           -------
Total income from investment operations ...........          0.81                0.36             0.26              0.11
                                                           ------              ------           ------           -------
Less distributions from net realized gain .........         (0.01)              (1.23)           (0.88)             -
                                                           ------              ------           ------           -------
Net asset value, end of period ....................        $11.52              $10.72           $11.59            $12.21
                                                           ======              ======           ======           =======
TOTAL RETURN+ .....................................          7.52%               4.24 %           2.02 %            0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.98%(3)            1.88 %(3)        1.95 %            1.94%(2)
Net investment income (loss) ......................          0.00%(3)           (0.07)%(3)       (0.50)%            1.49%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $4,905              $4,962           $4,728               $11
Portfolio turnover rate ...........................            69%                 74 %            123 %              57%(1)

--------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                           FOR THE PERIOD
                                                                 FOR THE YEAR ENDED JULY 31                JULY 28, 1997*
                                                      -------------------------------------------------       THROUGH
                                                            2000               1999             1998       JULY 31, 1997
                                                      ----------------   ----------------   -----------   ---------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $10.94             $11.71          $12.21           $12.10
                                                           ------             ------          ------           ------
Income from investment operations:
 Net investment income ............................          0.09               0.09            0.06                -
 Net realized and unrealized gain .................          0.85               0.37            0.32             0.11
                                                           ------             ------          ------           ------
Total income from investment operations ...........          0.94               0.46            0.38             0.11
                                                           ------             ------          ------           ------
Less distributions from net realized gain .........         (0.01)             (1.23)         (0.88)              -
                                                           ------             ------          ------           ------
Net asset value, end of period ....................        $11.87             $10.94          $11.71           $12.21
                                                           ======             ======          ======           ======
TOTAL RETURN+ .....................................          8.56%              5.11%           3.04%            0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.00%(3)           0.99%(3)        0.94%            0.94%(2)
Net investment income .............................          0.98%(3)           0.82%(3)        0.50%            2.53%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $1,875             $1,268          $1,448              $10
Portfolio turnover rate ...........................            69%                74%            123%              57%(1)

--------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Special Value Fund (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1999 and the financial highlights for each of the respective stated periods ended July 31, 1999 were audited by other auditors whose report, dated September 10, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Special Value Fund as of July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 18, 2000


                      2000 FEDERAL TAX NOTICE (unaudited)

      During the fiscal year ended July 31, 2000, the Fund paid to its shareholders $0.01 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

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

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
James F. Higgins
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jenny Beth Jones
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.




MORGAN STANLEY
DEAN WITTER
SPECIAL VALUE FUND


[GRAPHIC OMITTED]

ANNUAL REPORT
JULY 31, 2000